                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 18, 2008

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

       000-53041                                         20-2735046
(Commission file number)                      (IRS employer identification no.)

2101 42nd Avenue, Council Bluffs, Iowa                 51501-8409
(Address of principal executive offices)               (Zip code)

                                 (712) 366-0392
              (Registrant's telephone number, including area code)

Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     Southwest Iowa Renewable Energy, LLC (the "Company") issued a press release on July 18, 2008 regarding the hiring of the Company's plant engineer.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

   Exhibit Number      Description
   --------------      -----------
        99.1           Press release dated July 18, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SOUTHWEST IOWA RENEWABLE ENGERGY, LLC

                                 By:/s/ Mark Drake
                                    -----------------------------------
                                        Mark Drake
Date: July 18, 2008                     President and Chief Executive Officer
                                        (Principal Executive Officer)